United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024
Cullen/Frost Bankers, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Houston Street,	San Antonio,	Texas	78205
(Address of principal executive offices)			(Zip code)

(210)	220-4011
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 Par Value	CFR	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 4.450% Non-Cumulative Perpetual Preferred Stock, Series B	CFR.PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Group Executive Vice President and Chief Financial Officer

As previously disclosed on a Form 8-K filed on July 1, 2024, Cullen/Frost Bankers, Inc. (the "Company") announced that Dan Geddes will be appointed to the position of Group Executive Vice President and Chief Financial Officer effective as of January 1, 2025.

On October 29, 2024, the Compensation and Benefits Committee of the Board of Directors of the Company approved Mr. Geddes' compensation arrangements. Effective as of January 1, 2025, Mr. Geddes will receive the following compensation: (1) an annual base salary of $500,000; (2) participation in the Company's annual performance based cash incentive plan, with a target bonus opportunity of 80% of his base salary; (3) an annual long-term incentive award with a grant date fair value targeted at 100% of his base salary comprised of 75% time-based restricted stock units that cliff vest on the third anniversary of the grant date and 25% performance based stock units that have a three-year performance period, (4) participation in the Change in Control Severance Plan, (5) participation in other benefit plans and perquisites for executive officers including the 401(k) Plan and Thrift Incentive Plan. Also, in connection with his promotion and consistent with the timing of the Company’s annual grant cycle, Mr. Geddes received an equity grant valued at $500,000 as of the grant date of October 29, 2024. Further information about the Company’s executive compensation, incentive plans, Change in Control Severance Plan, and benefits are described in more detail in our 2024 Proxy Statement filed with the Securities and Exchange Commission on March 8, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Jerry Salinas
Jerry Salinas
Group Executive Vice President and Chief Financial Officer
(Duly Authorized Officer, Principal Financial Officer and Principal Accounting Officer)

Dated:	November 1, 2024
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